                                                                    EXHIBIT 10.1




                           SYNAGRO TECHNOLOGIES, INC.




                            SERIES B PREFERRED STOCK


                             SUBSCRIPTION AGREEMENT
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               SYNAGRO TECHNOLOGIES, INC. SUBSCRIPTION AGREEMENT


         This Subscription Agreement (this "Agreement") is made as of the latest date set forth on the signature page hereof, by and among Synagro Technologies, Inc., a Delaware corporation (the "Company"), Environmental Opportunities Fund, L.P., a Delaware limited partnership ("EOF") and Environmental Opportunities Fund (Cayman), L.P., a Delaware limited partnership ("EOFC") and other purchasers of the Company's Series B Preferred Stock, par value $.002 per share (the "Preferred Stock"), listed on Exhibit A hereto (collectively with EOF and EOFC, the "Purchasers") each of whom shall be bound by the terms and subject to the obligations of this Agreement as though it were an original signatory hereto.

         WHEREAS, the Company has engaged Sanders Morris Mundy Inc., a Texas corporation (the "Agent"), as its exclusive placement agent with respect to the offering and sale of shares of the Preferred Stock; and

         WHEREAS, the Purchasers desire to purchase shares of the Preferred Stock based on the representations and warranties made by the Company herein, all on and subject to the terms and conditions of this Agreement; and

         WHEREAS, based on the representations and warranties herein made by the Purchasers and on the terms and subject to the conditions contained herein, the Company desires to offer and sell to the Purchaser an aggregate of 1,458,335 shares of Preferred Stock as set forth herein (the "Offering").

         NOW THEREFORE, in consideration of the mutual promises herein contained, the parties, intending to be legally bound, agree as follows:

                                   SECTION 1

                   Authorization and Sale of Preferred Stock

         1.1 Subject to the terms and conditions of this Agreement, the Purchasers hereby subscribe for and agree to purchase an aggregate of 1,458,335 shares of Preferred Stock (the "Shares") at a purchase price of $2.40 per share, as follows: EOF subscribes for and agrees to purchase 1,112,125 shares of Preferred Stock for a purchase price of $2,669,100, EOFC subscribes for and agrees to purchase 137,875 shares of Preferred Stock for a purchase price of $330,900 and other Purchasers subscribe for and agree to purchase that number of Shares of Preferred Stock for the purchase prices as listed opposite their names on Exhibit A hereto.

         1.2     Additional Rights.        In connection with the Offering, the
Company agrees with the Purchasers that on or before the Closing (as defined in Section 1.5) an agreement will be entered into
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with the Purchasers providing them with registration rights (the "Registration
Rights"), to be negotiated prior to the Closing, substantially in the form as set forth in Exhibit 1.2 hereto.

         1.3     Acceptance of Subscriptions.      The Purchasers understand
and agree that the Company, in its sole and absolute discretion, reserves the right to accept or reject this or any other subscriptions for the Shares, notwithstanding prior receipt by the Purchaser of notice of acceptance of the subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Agreement.

         1.4 Delivery. At the Closing, the Company will deliver to the Purchasers certificates representing the Shares against payment by the Purchasers of the purchase price therefor by wire transfer of immediately available funds or by certified or cashier's check drawn on a United States bank, payable to the Company in an amount equal to the applicable purchase price. The certificates bear a legend restricting transfer under the Securities Act, and applicable state laws, such legend to be substantially as follows:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED (OTHER THAN PURSUANT TO RULE 144 OR ANY SIMILAR ANALOGOUS RULE OR RULES) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL IS REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATION PROMULGATED THEREUNDER.

The Shares may also include any legend required under the laws of any state or other jurisdiction.

         1.5 Closing. The closing of the sale and purchase of the Preferred Stock (the "Closing") shall take place at the offices of Sanders Morris Mundy, Inc., on March 31, 1998 unless otherwise agreed to by all of the parties to this Agreement. At the Closing, each of the Purchasers shall deliver a check drawn on a bank acceptable to the Company, or will immediately make a wire transfer payment to the Company in the full amount of the purchase price of the Shares for which it is subscribing (the "Payment").

                                   SECTION 2

                 Representations and Warranties of the Company

         The Company hereby represents and warrants to the undersigned as follows:

         2.1 Organization. The Company and each of its subsidiaries (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of


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their respective jurisdictions of incorporation.  The Company and each
Subsidiary have the requisite corporate power and authority to own, lease and operate their properties and assets, and to carry on their business as presently conducted and as proposed to be conducted. The Company and each Subsidiary are qualified to do business as a foreign corporation in each jurisdiction in which the ownership of their property or the nature of their business requires such qualification, except where failure so to qualify would not have a material adverse effect on the Company.

         2.2 Authorization. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of Shares contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Shares and payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable shares of the Company's capital stock, and such Shares will not be subject to any preemptive rights or rights of first refusal on behalf of any person.

         2.3. No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in any violation of, or default (with or without notice of lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other agreement or instrument to which the Company or any Subsidiary is a party, or any, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any Subsidiary, or any properties or assets of the Company or any Subsidiary, the effect of which would have a material adverse effect on the business, financial condition, results of operation or prospects, of the Company and the Subsidiaries, taken as a whole.

         2.4 Governmental Consents, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the Securities and Exchange Commission (the "SEC") and with any state or foreign blue sky or securities regulatory authority.

         2.5 Litigation. Except as disclosed in any Exchange Act Documents (as herein defined) or the Placement Agent Agreement between the Company and the Agent (including any schedules thereto), there is no litigation, arbitration, governmental or other proceeding (formal or informal) or claim or investigation pending of which the Company has notice or, to the knowledge of the





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Company, threatened with respect to the Company or any of its operations, businesses, properties or assets, which, if determined adversely to the Company, would have a material adverse effect on the condition, (financial or otherwise), business or results of operations of the Company and the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree.

         2.6     Exchange Act Documents.   The Company has filed all documents
that the Company was required to file with the Securities and Exchange Commission ("SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 24 months preceding the date of this Agreement ("Exchange Act Documents"). As of their respective filing dates, the Exchange Act Documents complied in all material respects with the requirements of the Exchange Act. No Exchange Act Document, as of its respective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.7     No Material Change.       Except as set forth or contemplated
in the Exchange Act Documents, including the financial statements and notes thereto, since the date of the latest audited financial statements included in an Exchange Act Document, there has not been (i) any changes in the financial condition or results of operations of the Company or the Subsidiaries except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse; (ii) any material increase in indebtedness for borrowed money, current liabilities or total liabilities (whether absolute, accrued, contingent or otherwise) incurred by the Company or any Subsidiary, except for liabilities, commitments and obligations incurred in the ordinary course of business; (iii) any material loss sustained by the Company or any Subsidiary or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or government action, order or decree; (iv) any change in the capital stock or long term debt of the Company or any Subsidiary;
(v) any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity, business prospects or results of operation of the Company or any Subsidiary, taken as a whole; and
(vi) any dividend or distribution of any kind declared or paid on the capital stock of the Company and, as of the date hereof, there are no dividends declared by the Company but unpaid or in arrears.

         2.8     Financial Statements.     The consolidated financial
statements (including the related notes) which appear in the Exchange Act Documents present fairly, in all material respects, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and, except as disclosed or otherwise stated therein, to the Company's knowledge, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         2.9 Options, Warrants, Etc. Except as set forth in Exhibit 2.9 attached hereto, the Company has not granted or issued, or entered into any agreements pursuant to which it has agreed to grant or issue, any options, warrants or other rights to acquire or receive any of the shares of its





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
authorized but unissued capital stock or any securities convertible into shares of its capital stock. Nor is the Company party to any agreements or understandings with respect to the sale of any shares of the Common Stock of the Company, except as set forth in Schedule 2.9 or in any Exchange Act Document.

         2.10 Conversion of Preferred Stock. The Common Stock issuable upon conversion of the Preferred Stock has been duly authorized and, when issued and delivered in the manner provided in the terms and provisions of the Preferred Stock contained in the Certificate of Designations with respect to the Preferred Stock, will be validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's certificate of incorporation or bylaws, or any agreement or other instrument to which the Company is a party.

         2.11 Title to Properties. Except as otherwise stated in the Exchange Act Documents (including the financial statements and notes thereto included therein), the Company and each of its Subsidiaries has good title, free and clear of all liens and encumbrances, to all of the personal property referred to in the Exchange Act Documents as being owned by it except liens and encumbrances that are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and the Subsidiaries, and, except as otherwise stated in the Exchange Act Documents, has valid and binding leases to the real and/or personal property described in the Exchange Act Documents as under lease to it with such exceptions as do not materially interfere with the conduct of the business of, or the use of such property by, the Company or any Subsidiary.

         2.12 Taxes. Each of the Company and the Subsidiaries has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or penalties, fine and interest which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any taxes (and any related penalties, fines and interest) has not been fully discharged, the same adequate reserves therefor have been established and except where the failure to file such tax returns or reports or to pay such taxes would not have a material adverse effect on the financial condition of the Company and the Subsidiaries taken as a whole. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company or a Subsidiary, as the case may be, such judgments were reasonable under circumstances) and complete in all material respects.





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
                                   SECTION 3

                Representations and Warranties of the Purchasers

         The Purchasers each hereby represent and warrant to the Company as follows:

         3.1 It has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors, of the suitability of an investment in the Preferred Stock for the undersigned's particular tax and financial situation and has determined that the Preferred Stock being subscribed for by the undersigned is a suitable investment for the undersigned.

         3.2 Each of the Purchasers acknowledges that (i) it has had the right to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the undersigned requested have been made available for inspection by the undersigned and the undersigned's attorney, accountant or adviser.

         3.3 Each of the Purchasers or its adviser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering and all such questions have been answered to the full satisfaction of the undersigned.

         3.4 It is not subscribing for Preferred Stock as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         3.5 It or its purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to use the information made available to the undersigned in connection with the offering to evaluate the merits and risks of an investment in the Preferred Stock and to make an informed investment decision with respect thereto.

         3.6 It will not sell or otherwise transfer the Preferred Stock without registration under the Securities Act and applicable state securities laws or an exemption therefrom. The Preferred Stock has not been registered under the Securities Act or under the securities laws of any state. Each of the Purchasers represents that it is purchasing the Preferred Stock for its own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. Neither EOF nor EOFC has offered or sold the Preferred Stock being acquired nor does it have any present intention of selling, distributing or otherwise disposing of such Preferred Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. Each of the Purchasers is aware that there is currently no market for the Preferred Stock, the Company has no obligation to register the Preferred Stock subscribed for hereunder (except as may be required under





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
the Registration Rights), or to make available an exemption from the registration requirements pursuant to Rule 144 or any successor rule for resale of the Preferred Stock.

         3.7 Each of the Purchasers recognize that investment in the Preferred Stock involves substantial risks, including loss of the entire amount of such investment and has taken full cognizance of and understands all of the risks related to the purchase of the Preferred Stock.

         3.8 Each of the Purchasers acknowledge that the certificates representing the Preferred Stock shall be stamped or otherwise imprinted with a legend substantially in the form as set forth in Section 1.4 of this Agreement.

         3.9 It is an "accredited investor," as that term is defined in Rule 501(a) promulgated under the Securities Act, which is incorporated herein by reference.

         3.10 Each of the Purchasers shall indemnify and hold harmless the Company, and its officers, directors or control persons who are or may be a party or are or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company, or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the offering, against losses, liabilities and expenses for which the Company, or its officers, directors or control persons have not otherwise been reimbursed (including attorneys' fees, judgements, fines and amounts paid in settlement) actually and reasonably incurred by the Company, or such officers, directors or control persons in connection with such action, suit or proceeding.


                                   SECTION 4

                  Conditions to Obligations of the Purchasers

         4.1 Conditions to Obligations of the Purchasers. The Purchasers' obligations to purchase the Shares at the Closing are, at the option of the Purchasers, subject to the fulfillment on or before the Closing Date of the following conditions:

                 (a) Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the date of the Closing with the same force and effect as if they had been made on and as of the date of the Closing.





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
                 (b) Covenants. All covenants, agreement and conditions contained in this Agreement to be performed by the Company on or before such purchase shall have been performed or complied with in all material respects.

                 (c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                 (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).

                 (e) Legal Opinion. On or before the Closing, counsel to the Company shall have delivered to the Agent for the benefit of the Agent and the Purchasers, a legal opinion with respect to such legal matters relating to this Agreement as the Agent may reasonably require.

                 (f) Payment of Fees. The Company will have reimbursed the Agent for its reasonable out-of-pocket accountable expenses incurred in connection with the purchase of the Shares, such reimbursement not to exceed $75,000.


                                   SECTION 5

                      Conditions to Obligations of Company

         5.1 Conditions to Obligations of Company. The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment on or before the Closing of the following conditions:

                 (a) Representations and Warranties Correct. The representations and warranties made by the Purchasers in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the date of the Closing with the same force and effect as if they had been made on and as of the Closing.

                 (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers before the Closing shall have been performed or complied with in all material respects.

                 (c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                 (d) No Law Prohibiting or Restriction Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any





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person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).

                                   SECTION 6

                                 Miscellaneous

         6.1 Termination of Agreement. The Company may terminate its obligation to perform or observe any of its covenants and agreements hereunder to any Purchaser if such Purchaser violates in any material respect any of the covenants or agreements of the Purchaser under this Agreement, and a Purchaser may terminate its obligation to perform or observe any of its covenants and agreements hereunder if the Company violates or fails to perform in any material respect any of the covenants or agreements of the Company under this Agreement to such Purchaser; provided, however, that neither the Company nor the Purchaser, as the case may be, may terminate any of its obligations under this Agreement pursuant to this sentence unless it shall have delivered written notice of such default to the other party and such default shall not have been cured within five business days after the delivery of such notice.

         6.2 Nomination of Director. Immediately following the Closing, the Company agrees to take such steps as are necessary to increase the number of members of the Board of Directors and elect Kenneth Ch'uan-K'ai Leung to fill such vacancy. Additionally, the Company agrees to nominate Mr. Leung to the Compensation Committee of the Board of Directors.

         6.3 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Texas as applied to contracts entered into solely between residents of, and to be performed entirely within, such state.

         6.4 Survival; Reliance. The representations and warranties in Sections 2 and 3 of this Agreement shall expire and be of no further force and effect upon the Closing or the termination of the Offering, whichever shall occur earlier. Any representation or warranty contained herein may be relied upon by counsel to the Company in connection with any opinion delivered in connection with the transactions contemplated hereby.

         6.5 Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement may not be assigned by a party without the prior written consent of the other party except by operation of law, in which case the assignee shall be subject to all of the provisions of this Agreement.

         6.6 Notices and Dates. Any notice or other communication given under this Agreement shall be sufficient if in writing and (a) the date of receipt if delivered by hand, by messenger or by courier, or transmitted by facsimile, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto) or (b) three days after the date when the same shall have been posted by registered mail, return





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
receipt requested in any post office in the United States of America, postage prepaid and addressed to the party at such address:

                 (i)      if to the Company:

                          Synagro Technologies, Inc.
                          16000 Stuebner Airline, Suite 420
                          Spring, Texas 77379
                          Attn:   Daniel L. Shook

                 (ii)     if to the Purchasers:

                          Environmental Opportunities Fund, L.P.
                          3100 Chase Tower
                          Houston, Texas 77002
                          Attn: Bruce R. McMaken

                          Environmental Opportunities Fund (Cayman), L.P. 3100 Chase Tower
                          Houston, Texas  77002
                          Attn:  Bruce R. McMaken

                          with a copy to:

                          Sanders Morris Mundy, Inc.
                          3100 Chase Tower
                          Houston, Texas 77002
                          Attn:  Charles L. Davis


                 Each such notice or other communication for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, by messenger or by courier, or, if sent by facsimile, upon confirmation of receipt.

         6.7 Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that such damage would not be compensable in money damages, and that it would be extremely difficult or impracticable to measure the resultant damages. It is accordingly agreed that any party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it may be entitled at law or in equity, and such party that is sued for breach of this Agreement expressly waives any defense that





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
a remedy in damages would be adequate and expressly waives any requirement in an action for specific performance for the posting of a bond by the party bringing such action.

         6.8 Further Assurances. The parties hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or document as any other party may reasonably request from time to time in order to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby.

         6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         6.10 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that no such severability shall be effective if it materially changes the economic impact of this Agreement on any party.

         6.11 Captions. Headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be relied upon in construing this Agreement.

         6.12 Public Statements. The Purchasers agree not to issue any public statement with respect to the Purchasers' investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

         6.13 Costs and Expenses. Except as provided in Section 4(g) hereto, each party hereto shall pay its own costs and expenses incurred in connection herewith, including the fees of counsel, auditors and other representatives, whether or not the transactions contemplated herein are consummated.

         6.14 No Third-Party Rights. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

         6.15 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Neither this Agreement nor any term hereof may be amended, waived,





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
discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.





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
         IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed by its duly authorized representative on this 31st day of March, 1998.

                                 PURCHASERS:


                                 ENVIRONMENTAL OPPORTUNITIES FUND, L.P.
                                 By: ENVIRONMENTAL OPPORTUNITIES MANAGEMENT
                                     COMPANY, L.L.C. its General Partner



                                 By:
                                    ---------------------------------------
                                          Bruce R. McMaken, Manager


                                 ENVIRONMENTAL OPPORTUNITIES FUND (CAYMAN), L.P.
                                 By: ENVIRONMENTAL OPPORTUNITIES MANAGEMENT
                                     COMPANY, L.L.C. its General Partner



                                 By:
                                    ---------------------------------------
                                          Bruce R. McMaken, Manager

                                 SYNAGRO TECHNOLOGIES, INC.



                                 By:
                                    ---------------------------------------
                                    Donald L. Thone, Chairman of the Board





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
                            CERTIFICATE OF SIGNATORY



         I, Bruce R. McMaken, am a Manager of Environmental Opportunities Management Company, L.L.C., the general partner of Environmental Opportunities Fund, L.P. (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this 31st day of March, 1998.




                                     -----------------------------------------
                                     Bruce R. McMaken

                            CERTIFICATE OF SIGNATORY



         I, Bruce R. McMaken, am a Manager of Environmental Opportunities Management Company, L.L.C., the general partner of Environmental Opportunities Fund (Cayman), L.P. (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this 31st day of March, 1998.




                                  ----------------------------------------
                                  Bruce R. McMaken






                                       15